SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MY SIZE, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MY SIZE, INC.

NOTICE OF SPECIAL MEETING
AND
PROXY STATEMENT

Meeting to be held on February 12, 2018, at 4:00 p.m. local time

At the offices of Barnea & CoLaw Offices,
58 HaRakevet St., Tel Aviv 6777016, Israel

MY SIZE, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 12, 2018

A special meeting (the “Special Meeting”) of stockholders of My Size, Inc. (the “Company”) will be held on February 12, 2018, at the offices of Barnea & CoLaw Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel, at 4:00 p.m. local time, to consider the following proposals:

1.        Approve an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of common stock, par value $0.001 per share (“Common Stock”) for issuance thereunder to 4,500,000 shares from 3,000,000 shares;

2.        Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares;

3.        Grant discretionary authority to the Company’s Board of Directors to (A) amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-10, and (Y) any Reverse Stock Split is completed no later than December 18, 2018;

4.        To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and

5.        To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5. The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about January 29, 2018 to all stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on December 18, 2017 (the “Record Date”) will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 12, 2018. The Proxy Statement is available at: http://www.vstocktransfer.com/proxy.

By Order of the Board of Directors

/s/ Eliyahu Walles
Eliyahu Walles
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

My Size, Inc.
3 Arava St., pob 1026
Airport City, Israel, 701000

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of My Size, Inc. (“My Size”, the “Company”, “we”, “us”, or “our”) to be voted at the special meeting of stockholders (“Special Meeting”) which will be held the offices of Barnea & CoLaw Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel , at 4:00 p.m. local time, and at any postponements or adjournments thereof. The proxy materials will be mailed to stockholders on or about January 29, 2018.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on December 18, 2017 (the “Record Date”) will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Special Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•         this Proxy Statement for the Special Meeting; and

•         the Proxy Card or vote instruction form for the Special Meeting.

What is the Proxy Card?

The Proxy Card enables you to appoint Ronen Luzon, our Chief Executive Officer, as your representative at the Special Meeting. By completing and returning a Proxy Card, you are authorizing Mr. Luzon to vote your shares at the Special Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including (i) approval of an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of common stock, par value $0.001 per share (the “Common Stock”) for issuance thereunder to 4,500,000 shares from 3,000,000 shares; (ii) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares;

(ii) granting discretionary authority to the Company’s Board of Directors to (A) amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-10, and (Y) any Reverse Stock Split is completed no later than December 18, 2018; (iv) approval the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and (v) approval the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of one third of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date there were 18,406,245 shares of the Company’s Common Stock issued and outstanding, each share entitled to one vote at the meeting (the “Voting Stock”). Thus, the presence of the holders of 6,135,415 shares of Common Stock will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on December 18, 2017, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (non-Israeli brokerage firm, bank, broker-dealer, or other nominee holders)

If on December 18, 2017, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•         By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•         In Person. You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•         By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•         In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Special Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Therefore, abstentions will have the same effect as a vote “against” each of the Proposals to be presented at the Special Meeting.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you:

•         sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•         for the approval of an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of Common Stock for issuance thereunder to 4,500,000 shares from 3,000,000 shares;

•         for the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares;

•         for granting discretionary authority to the Company’s Board of Directors to (A) amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of

Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of Common Stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-10, and (Y) any Reverse Stock Split is completed no later than December 18, 2018.

•         for the approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company’s Common Stock; and

•         for the approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of the Company’s Common Stock.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to My Size, Inc., 3 Arava St., pob 1026, Airport City, Israel, 701000, Attention: Corporate Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of December 18, 2017 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage(2)
Shoshana Zigdon	3,500,000		19.02%
Israel Levi	1,437,850		7.81%

Named executive officers and directors:
Eliyahu Walles	300,000	(3)	1.60%
Ronen Luzon	2,055,950	(4)	10.99%
Or Kles	28,333	(5)	*
Billy Pardo	2,055,950	(6)	10.99%
Arik Kaufman	0	(7)	0
Oren Elmaliah	0	(8)	0
Oron Branitzky	0	(9)	0
All Executive Officers and Directors as a Group ( persons)	2,384,283		12.53%

____________

*         less than 1%

(1)      The address of each person is c/o My Size, Inc., 3 Arava St., pob 1026, Airport City, Israel 7010000 unless otherwise indicated herein.

(2)      The calculation in this column is based upon 18,406,245 shares of common stock outstanding on December 18, 2017. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 18, 2017 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)      Includes options to purchase up to 300,000 shares of the Company’s common stock which vest in full on January 24, 2018.

(4)      Includes (i) 1,755,950 shares of common stock, (ii) options to purchase up to 150,000 shares of the Company’s common stock which vest in full on January 24, 2018 and (iii) options to purchase up to 150,000 shares of the Company’s common stock which vest in full on January 24, 2018 which are held by Billy Pardo, Ronen Luzon’s spouse. Mr. Luzon may be deemed to beneficially hold the securities of the Company held by Mrs. Pardo.

(5)      Includes an option to purchase 28,333 shares of the Company’s common stock. Excludes (i) an option to purchase up to 28,333 shares of the Company’s common stock which vest in full on May 1, 2018 and (ii) an option to purchase up to 28,334 shares of the Company’s common stock which vest in full on May 1, 2019.

(6)      Includes (i) options to purchase up to 150,000 shares of the Company’s common stock which vest in full on January 24, 2018, (ii) 1,755,950 shares of common stock which are held by Ronen Luzon, Billy Pardo’s spouse and (iii) options to purchase up to 150,000 shares of the Company’s common stock which vest in full on January 24, 2018 which are held by Ronen Luzon, Billy Pardo’s spouse. Mrs. Pardo may be deemed to beneficially hold the securities of the Company held by Mr. Luzon.

(7)      Excludes options to purchase up to 10,000 shares of the Company’s common stock which vest in full on July 24, 2018.

(8)      Excludes options to purchase up to 10,000 shares of the Company’s common stock which vest in full on July 24, 2018.

(9)      Excludes options to purchase up to 10,000 shares of the Company’s common stock which vest in full on July 24, 2018.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 CONSULTANT EQUITY INCENTIVE
PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER
TO 4,500,000 SHARES FROM 3,000,000 SHARES

The Company’s 2017 Consultant Equity Incentive Plan (the “2017 Consultant Plan”) was approved by our Board and by our Stockholders and went into effect as of March 21, 2017. The Board deems it advisable and in the best interest of the Company to increase the number of shares available for issuance under the 2017 Consultant Plan to 4,500,000 from 3,000,000 in support of the Company’s growth and desire to attract qualified consultants and advisors. In determining the amount of the increase contemplated by the Plan Amendment to the 2017 Consultant Plan, the Board took into consideration the desire to continue to retain the flexibility to offer incentives to its current and future consultants and advisors.

Reasons for the Proposed Plan Amendment

The purpose of this increase is to continue to be able to attract qualified consultants and advisors, and the additional shares of Common Stock to be reserved for issuance under the 2017 Consultant Plan will enable us to continue to grant equity awards to our current and future consultants and advisors at levels determined by the Board that the Board deems are necessary to attract and motivate such consultants and advisors who are or will be critical to our success in achieving our business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our advisors and consultants with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants and other forms of equity awards such as restricted stock awards have been critical in attracting and retaining qualified consultants and advisors and aligning their interests with those of our stockholders, and focusing such consultants and advisors on our long-term growth. Approval of the amendment to the 2017 Consultant Plan will permit us to continue to use stock-based compensation to align consultant and advisors interests with those of our stockholders.

Description of Our 2017 Consultant Plan

Set forth below is a summary of the 2017 Consultant Plan, but this summary is qualified in its entirety by reference to the full text of the 2017 Consultant Plan, a copy of which can be found as Exhibit C to our Definitive Proxy Statement for the Annual Meeting of Stockholders held March 21, 2017, filed with the SEC on March 2, 2017.

Shares Available

The 2017 Consultant Plan currently authorizes the issuance of 3,000,000 shares of Common Stock. As of the Record Date, awards covering an aggregate of 2,950,0001 shares were granted under the 2017 Consultant Plan and 440,0002 shares were available for future awards under the 2017 Consultant Plan.

If an award is forfeited, canceled, or if any option terminates, expires or lapses without being exercised, the Common Stock subject to such award will again be made available for future grant. However, shares that are used to pay

1        Includes awards covering an aggregate of 202,500 shares which are subject to vesting conditions. Excludes options to purchase an aggregate of 150,000 shares issued pursuant to the 2017 Consultant Plan which are subject to approval by the Tel Aviv Stock Exchange (“TASE”) and an increase in the Common Stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1). Also excludes options to purchase 1,230,000 shares issued pursuant to the Company’s 2017 Consultant Plan to S&J Capital Corp. (“S&J”). The Company has notified S&J that it believes the consultant failed to render the agreed upon services under its agreement with the Company and that such options are subject to dispute.

2        Excludes options to purchase an aggregate of 150,000 shares issued pursuant to the 2017 Consultant Plan which are subject to approval by TASE and an increase in the Common Stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1). Also excludes options to purchase 1,230,000 shares issued pursuant to the Company’s 2017 Consultant Plan to S&J. The Company has notified S&J that it believes the consultant failed to render the agreed upon services under its agreement with the Company and that such options are subject to dispute.

the exercise price of an option or that are withheld to satisfy a participant’s tax withholding obligation will not be available for re-grant under the 2017 Consultant Plan.

If there is any change in the Company’s corporate capitalization or structure, the Committee (as defined below) in its sole discretion may make substitutions or adjustments to the number of shares of Common Stock reserved for issuance under the 2017 Consultant Plan, the number of shares covered by awards then outstanding under the 2017 Consultant Plan, the limitations on awards under the 2017 Consultant Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2017 Consultant Plan will have a term of ten years and no further awards may be granted under the 2017 Consultant Plan after that date.

Administration

The Company’s Compensation Committee (the “Committee”) administers the 2017 Consultant Plan. The Committee has the authority, without limitation to (i) to designate participants to receive awards, (ii) determine the types of awards to be granted to participants, (iii) determine the number of shares of Common Stock to be covered by awards, (iv) determine the terms and conditions of any awards granted under the 2017 Consultant Plan, (v) determine to what extent and under what circumstances awards may be settled in cash, shares of Common Stock, other securities, other awards or other property, or canceled, forfeited or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2017 Consultant Plan and any instrument or agreement relating to, or award granted under, the 2017 Consultant Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the 2017 Consultant Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2017 Consultant Plan. The Committee has full discretion to administer and interpret the 2017 Consultant Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility

Advisors and consultants of the Company or their affiliates are eligible to participate in the 2017 Consultant Plan. The Committee has the sole and complete authority to determine who will be granted an award under the 2017 Consultant Plan; however, the Committee may delegate such authority to one or more officers of the Company pursuant to the terms of the 2017 Consultant Plan.

Awards Available for Grant

The Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. Notwithstanding, the Committee may not grant to any one person in any one calendar year awards (i) for more than 50% of the available shares in the aggregate or (ii) payable in cash in an amount exceeding $10,000,000 in the aggregate.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2017 Consultant Plan and the disposition of shares acquired pursuant to the exercise of such awards. This summary is intended to reflect the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Pursuant to Section 15(e) of the 2017 Consultant Plan, the Committee may, in its sole discretion, amend the terms of the 2017 Consultant Plan or outstanding awards (or establish a sub-plan) with respect to such participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such participants or the Company. The Company operates in Israel, and the applicable tax consequences for participants may be Israeli tax consequences.

Options

Options issued to consultants and advisors under the 2017 Consultant Plan shall be non-qualified stock options. No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs

No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards

A participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date the shares of Common Stock subject to the award are transferred to the participant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the Participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m) of the Code

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person paid to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement/prospectus as a result of their total compensation, subject to certain exceptions. The 2017 Consultant Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2017 Consultant Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the amendment to the 2017 Consultant Plan. Set forth below is information on grants under the 1,500,000 shares to be added to the 2017 Consultant Plan pursuant to the amendment to consultants and advisors of the Company.

Name	Number of Shares	Number of Options
S&J Capital Corp.		1,230,000	(1)
Beverly Camhe		50,000
Emme Aronson		50,000
Susan Moses		50,000
Laurel Moody	99,000

____________

(1)      The Company has notified the consultant that it believes the consultant failed to render the agreed upon services under its agreement with the Company and that such options are subject to dispute.

Required Vote

The affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Special Meeting is required to approve the increase in reserve under the 2017 Consultant Plan.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE RESERVATION OF COMMON STOCK FOR ISSUANCE THEREUNDER TO 4,500,000 SHARES FROM 3,000,000 SHARES

PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO
INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK
FROM 50,000,000 SHARES TO 100,000,000 SHARES

The Board deems it advisable and in the best interest of the Company to file an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares (the “Amendment”).

The form of Amendment to be filed with the Delaware Secretary of State is set forth in Appendix A to this Proxy Statement (subject to any changes required by applicable law and provided that, since Proposals 2 and 3 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This Common Stock increase and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. (A separate proposal, however, for the Reverse Stock Split, may, if approved, reduce the number of issued shares. See Proposal No. 3.) The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

Reasons for the Amendment

The Board believes that the availability of additional authorized shares of Common Stock will provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions, or other distributions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of Common Stock authorized by the Amendment.

Effects of the Amendment

Following the filing of the Amendment with the Delaware Secretary of State, we will have the authority to issue 50,000,000 additional shares of Common Stock. Subject to limitations imposed by the Nasdaq Stock Market, these shares may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of the Company.

In addition, the Amendment could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Amendment has been prompted by business and financial considerations.

The Amendment will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, the issuance of additional shares of Common Stock authorized by the Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s Common Stock.

Procedure for Implementing the Amendment

The increase in authorized Common Stock will become effective upon the filing or such later time as specified in the filing of the Amendment with the Delaware Secretary of State. The form of the Amendment is attached hereto as Appendix A. The exact timing of the filing of the Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Required Vote

Approval of the amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock requires the receipt of the affirmative vote of a majority of the Voting Stock as of the Record Date.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES

PROPOSAL 3:

GRANT OF AUTHORITY FOR A REVERSE SPLIT OF
THE COMPANY’S COMMON STOCK

The Board deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s issued and outstanding Common Stock as described below (the “Reverse Stock Split Amendment”).

The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Appendix B (subject to any changes required by applicable law and provided that, since Proposals 2 and 3 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that the Board of Directors determines to effect the Reverse Stock Split and such amendment is filed with the appropriate authorities in the State of Delaware no later than December 18, 2018. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds one-for-ten. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

•         the initial or continuing listing requirements of various stock exchanges, including the Nasdaq Capital Market;

•         the historical trading price and trading volume of our Common Stock;

•         the number of shares of our Common Stock outstanding;

•         the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•         the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•         prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than ten shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed one-for-ten. Our Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by holder entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle holders to receive from the Company transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. The amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make the Common Stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our Common Stock to regain compliance with the continued listing requirements of Nasdaq.

On September 26, 2017, the Company received a written notice from Nasdaq that it is not in compliance with Nasdaq Listing Rule 5550(a)(2), as the minimum bid price of the Company’s Common Stock had been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until March 26, 2018, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s Common Stock must meet or exceed $1.00 per share for at least 10 consecutive business days during this 180 calendar day period. On January 22, 2018, the Company received a written notice from Nasdaq that it is currently in compliance with the minimum bid price requirement as the closing bid price of the Company’s Common Stock met/exceeded $1.00 per share for at least 10 consecutive business days; however, there can be no assurance that the Company will remain in compliance with the minimum bid price requirement in the future.

Reducing the number of outstanding shares of Common Stock should, absent other factors, generally increase the per share market price of the Common Stock. Although the intent of the Reverse Stock Split is to increase the price of the Common Stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s Common Stock will be sufficient for the Company to maintain compliance with the Nasdaq minimum bid price requirement in the event that the Company’s Common Stock does not, in the future, comply with the minimum bid price requirement.

In addition, the Company believes the Reverse Stock Split will make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Appendix B. The exact timing of the filing of the Reverse Stock Split Amendment and the ratio of the Reverse Stock Split (within the approved range) will be determined by our Board of Directors based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If the Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State by December 18, 2018, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of ten shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. Based on 18,406,245 shares of Common Stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately 9,203,123 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, approximately 3,681,249 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-5, and approximately 1,840,625 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 9,203,123 and 1,840,625 shares. The foregoing does not give effect to (i) 3,115,5003 shares of Common Stock issuable upon exercise of outstanding options as of the Record Date and (ii) 2,480,6054 shares of Common Stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (“CUSIP”) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934 and our Common Stock will continue to be quoted on the Nasdaq Capital Market under the symbol “MYSZ”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. (A separate proposal, however, may, if approved, increase our authorized shares of common stock from 50,000,000 to 100,000,000. See Proposal 2.) Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available

3        Includes options to purchase 925,500 shares issued pursuant to the Company’s 2017 Equity Incentive Plan which options are subject to approval by TASE. Excludes options to purchase 1,230,000 shares issued pursuant to the Company’s 2017 Consultant Plan which were issued to S&J. The Company has notified S&J that it believes the consultant failed to render the agreed upon services under its agreement with the Company and that such options are subject to dispute. Also excludes options to purchase an aggregate of 150,000 shares issued pursuant to the 2017 Consultant Plan which are subject to approval by TASE and an increase in the common stock reserve pursuant to the 2017 Consultant Plan (see Proposal 1).

4        Warrants to purchase 888,888 shares are subject to approval by TASE.

for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 50,000,000 shares of Common Stock.

Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

If the Board of Directors determines to arrange for the disposition of fractional interests by stockholders entitled thereto or to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder’s fractional share based upon the closing sale price of the Common Stock on the trading day immediately prior to the Effective Time as reported on the Nasdaq Capital Market, or other principal market of the Common Stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Common Stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Board of Directors so determines, to receive the number of shares rounded up to the next whole number, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split Amendment will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet, on aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Required Vote

The affirmative vote of a majority of the votes cast by holders of Voting Stock entitled to vote as of the Record Date is required to approve the amendment to our Certificate of Incorporation to implement the Reverse Split.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR GRANT OF AUTHORITY FOR A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

PROPOSAL 4:

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE
THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT
TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN
ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 4 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•         The aggregate number of shares issued in the offerings will not exceed 8,000,000 shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock) (See Proposal 3);

•         The total aggregate consideration will not exceed $25 million;

•         The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the market price of our Common Stock at the time of issuance in recognition of the historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on April 14, 2017, the range of high and low closing prices for our Common Stock as reported by the Nasdaq Capital Market, for the period July 25, 2016 (the date on which our Common Stock began trading on the Nasdaq Capital Market) through April 12, 2017 was $16.70 and $1.95, respectively.

•         Such offerings will occur, if at all, on or before February 12, 2019; and

•         Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 8,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal, subject to adjustment for any Reverse Stock Split. (See Proposal 3). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non-public offerings, and we will not independently provide our stockholders with any such rights.

Required Vote

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD RECOMMENDS A VOTE FOR THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

PROPOSAL 5:

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE
THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT
TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN
ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

In the event that the stockholders do not approve Proposal 4, the Board recommends the stockholders approve the following proposal which is identical to Proposal 4 except that the maximum discount at which securities of the Company will be offered will be equivalent to a discount of 15% below the market price for our Common Stock at the time of issuance. The Board of Directors desires to give the Company’s stockholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market price for our Common Stock to be authorized for future issuance consistent with the principles adopted by Nasdaq and believes providing stockholders several options permits a meaningful informed decision. In the event both Proposal 4 and Proposal 5 are approved by stockholders, only Proposal 4 shall be deemed to have any effect.

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 4 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•         The aggregate number of shares issued in the offerings will not exceed 8,000,000 shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock) (See Proposal 3);

•         The total aggregate consideration will not exceed $25 million;

•         The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the market price of our Common Stock at the time of issuance in recognition of the historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on April 14, 2017, the range of high and low closing prices for our Common Stock as reported by the Nasdaq Capital Market, for the period July 25, 2016 (the date on which our Common Stock began trading on the Nasdaq Capital Market) through April 12, 2017 was $16.70 and $1.95, respectively.

•         Such offerings will occur, if at all, on or before February 12, 2019; and

•         Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 8,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal, subject to adjustment for any Reverse Stock Split. (See Proposal 3). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non-public offerings, and we will not independently provide our stockholders with any such rights.

Required Vote

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS A VOTE FOR THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy Card. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Eliyahu Walles
Eliyahu Walles
Chairman of the Board of Directors

Appendix A

Certificate of Amendment
of
Amended and Restated Certificate of Incorporation
of
My Size, Inc.

Under Section 242 of the Delaware General Corporation Law

My Size, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing FIFTH in its entirety with the following:

FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”). The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for consideration as may be fixed by the Corporation’s Board of Directors (the “Board of Directors”).

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, 201__.

Ronen Luzon, CEO

A-1

Appendix B

Certificate of Amendment
of
Amended and Restated Certificate of Incorporation
of
My Size, Inc.

Under Section 242 of the Delaware General Corporation Law

My Size, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing FIFTH in its entirety with the following:

FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred million 100,000,000 shares of common stock with a par value of $0.001 per share (the “Common Stock”). The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for consideration as may be fixed by the Corporation’s Board of Directors (the “Board of Directors”).

The foregoing amendment shall be effective as of _____ a.m., New York City time on _____, 201__ (the “Effective Time”), every _____ (_____) shares of the Corporation’s Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one (1) share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (such formula herein, the “Determined Ratio”). Further, every right, option and warrant to acquire shares of Old Common Stock outstanding immediately prior to the Effective Time shall, as of the Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) share of New Common Stock based on the Determined Ratio of shares of Old Common Stock to shares of New Common Stock, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock. At the Effective Time any such fractional interest in such shares of New Common Stock shall be [converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Effective Time as reported on the Nasdaq Capital Market by (ii) such fractional share interest to which the holder would otherwise be entitled]/[rounded up to the next whole share]. Shares of Common Stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive [cash]/[whole shares] in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any [cash]/[whole share] in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of _________, 201__.

Ronen Luzon, CEO

B-1

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided.
* SPECIMEN * 1 MAIN STREET
ANYWHERE PA 99999-9999	VOTE BY FAX Mark, sign and date your proxy card and fax it to 646-536-3179.

VOTE BY EMAIL Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE IN PERSON

If you would like to vote in person, please attend the Special Meeting to be held at the offices of Barnea & CoLaw Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel on February 12, 2018, at 4:00 pm local time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting Proxy Card - My Size, Inc.

▼     DETACH PROXY CARD HERE TO VOTE BY MAIL     ▼

1.       To approve an amendment to the Company’s 2017 Consultant Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 4,500,000 shares from 3,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.       To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.       To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to implement a reverse stock split of the Company’s outstanding common stock at a ratio within the range of 1-for-2 and 1-for-10 at any time prior to December 18, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.       To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company’s common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.       To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of the Company’s common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *	AC:ACCT9999	90.00

MY SIZE, INC.

Special Meeting of Stockholders

February 12, 2018

MY SIZE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronen Luzon, as proxy, with full power of substitution, to represent and to vote all the shares of common stock of My Size, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Stockholders to be held on February 12, 2018 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In his discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy will be voted in accordance with the specifications made, but if no choices are indicated, this proxy will be voted FOR all the proposals listed on the reverse side. The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4, and 5.

Please check here if you plan to attend the Special Meeting of Stockholders on February 12, 2018 at 4:00 p.m. local time. ☐

Please indicate your status by signing Ѵ in the relevant checkbox:

Related Party[1]	Company officeholder	Institutional Investor	None of the above

1 A holder of not less than 5 percent of the outstanding securities.